Putnam VT Absolute Return 500 Fund

Before you invest, you may wish to review the fund’s prospectus, which contains more information about the fund and its risks. You may obtain the prospectus and other information about the fund, including the statement of additional information (SAI) and most recent reports to shareholders, at no cost by visiting putnam.com/individual/annuities, calling 1-800-225-1581, or e-mailing Putnam at funddocuments@putnam.com.

The fund’s prospectus and SAI, both dated 4/30/16, are incorporated by reference into this summary prospectus.

Fund summary

Goal

Putnam VT Absolute Return 500 Fund seeks to earn a positive total return that exceeds the return on U.S. Treasury bills by 500 basis points (or 5.00%) on an annualized basis over a reasonable period of time (generally at least three years or more) regardless of market conditions.

Fees and expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the fund. The fees and expenses information does not reflect insurance-related charges or expenses borne by contract holders indirectly investing in the fund. If it did, expenses would be higher.

Annual fund operating expenses
(expenses you pay each year as a percentage of the value of your investment)

Total
annual
fund
operating
					Total		expenses
		Distribu-			annual		after
		tion and		Acquired	fund	Expense	expense
	Manage-	service	Other	fund	operat-	reim-	reim-
	ment	(12b-1)	ex-	fees and	ing	burse-	burse-
Share class	fees	fees	penses	expenses	expenses	ment=	ment

Class IA	0.72%	N/A	0.62%	0.02%	1.36%	(0.44)%	0.92%
Class IB	0.72%	0.25%	0.62%	0.02%	1.61%	(0.44)%	1.17%

= Reflects Putnam Investment Management, LLC’s contractual obligation to limit certain fund expenses through 4/30/17. This obligation may be modified or discontinued only with approval of the fund’s Board of Trustees.

Example

The following hypothetical example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The example does not reflect insurance-related charges or expenses. If it did, expenses would be higher. It assumes that you invest $10,000 in the fund for the time periods indicated and then redeem or hold all your shares at the end of those periods. It assumes a 5% return on your investment each year and that the fund’s operating expenses remain the same. Only the first year of each period in the example takes into account the expense reimbursement described above. Your actual costs may be higher or lower.

Share class	1 year	3 years	5 years	10 years
Class IA	$94	$387	$703	$1,597
Class IB	$119	$465	$835	$1,874

Portfolio turnover

The fund pays transaction-related costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or the above example, affect fund performance. The fund’s turnover rate in the most recent fiscal year was 520%.

Investments, risks, and performance

Investments

The fund is designed to pursue a consistent absolute return by combining two independent investment strategies — a beta strategy, which provides broad exposure to investment markets, and an alpha strategy, which seeks returns from active trading. The beta strategy seeks to balance risk and to provide positive total return by investing, without limit, in many different asset classes, including U.S., international, and emerging markets equity securities (growth or value stocks or both) and fixed-income securities; mortgage- and asset-backed securities; below-investment-grade securities (sometimes referred to as “junk bonds”); inflation-protected securities; commodities; and real estate investment trusts (REITs). The alpha strategy involves the potential use of active trading strategies designed to provide additional total return

Summary prospectus of the Trust 1

through active security selection, tactical asset allocation, currency transactions and options transactions. In pursuing a consistent absolute return, the fund’s strategies are also generally intended to produce lower volatility over a reasonable period of time than has been historically associated with traditional asset classes that have earned similar levels of return over long historical periods. These traditional asset classes might include, for example, balanced portfolios with significant exposure to both stocks and bonds.

We may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments, and, among other factors, credit, interest rate and prepayment risks when deciding whether to buy or sell fixed-income investments. We may also take into account general market conditions when making investment decisions. We typically use derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, to a significant extent for hedging purposes and to increase the fund’s exposure to the asset classes and strategies mentioned above, which may create investment leverage.

Risks

It is important to understand that you can lose money by investing in the fund.

Our allocation of assets among asset classes may hurt performance. The value of stocks and bonds in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general financial market conditions, changing market perceptions of the risk of default, changes in government intervention in the financial markets, and factors related to a specific issuer or industry. These factors may also lead to periods of high volatility and reduced liquidity in the bond markets. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound.

Bond investments are subject to interest rate risk, which means the value of the fund’s bond investments is likely to fall if interest rates rise. Bond investments also are subject to credit risk, which is the risk that the issuer of the bond may default on payment of interest or principal. Default risk is generally higher for non-qualified mortgages. Interest rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds, which may be considered speculative. Mortgage-backed investments, unlike traditional debt investments, are also subject to prepayment risk, which means that they may increase in value less than other bonds when interest rates decline and decline in value more than other bonds when interest rates rise. We may have to invest the proceeds from prepaid investments, including mortgage-backed investments, in other investments with less attractive terms and yields.

The value of international investments traded in foreign currencies may be adversely impacted by fluctuations in exchange rates. International investments, particularly investments in emerging markets, may carry risks associated with potentially less stable economies or governments (such as the risk of seizure by a foreign government, the imposition of currency or other restrictions, or high levels of inflation or deflation) and may be or become illiquid. Our alpha strategy may lose money or not earn a return sufficient to cover associated trading and other costs. Our use of leverage obtained through derivatives increases these risks by increasing investment exposure. Derivatives also involve the risk, in the case of many over-the-counter instruments, of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations.

The fund may not achieve its goal, and it is not intended to be a complete investment program. The fund’s efforts to produce lower volatility returns may not be successful and may make it more difficult at times for the fund to achieve its targeted return. In addition, under certain market conditions, the fund may accept greater volatility than would typically be the case, in order to seek its targeted return. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investor profile

The fund is designed for investors seeking positive total return in excess of the return on U.S. Treasury bills by a targeted amount (500 basis points) on an annualized basis over a reasonable period of time regardless of market conditions. Because the fund seeks performance over a reasonable period of time, investors should be willing to wait out short-term market fluctuations and should generally have an investment horizon of at least three years or more. The fund may be suitable for you if you are considering a balanced fund, or a fund that can manage allocations and risk across global asset classes.

Performance

The performance information below gives some indication of the risks associated with an investment in the fund by showing the fund’s performance year to year and over time. The performance information does not reflect insurance-related charges or expenses. If it did, performance would be lower. Please remember that past performance is not necessarily an indication of future results.

2	Summary prospectus of the Trust

Average annual total returns
(for periods ending 12/31/15)

		Since inception
Share class	1 year	(5/2/11)
Class IA	–0.22%	1.92%
Class IB	–0.44%	1.65%
BofA Merrill Lynch U.S. Treasury Bill Index
(no deduction for fees or expenses)	0.09%	0.09%
BofA Merrill Lynch U.S. Treasury Bill Index
plus 500 basis points	5.09%	5.09%
S&P 500 Index (no deduction for fees
or expenses)	1.38%	11.42%
Barclays U.S. Aggregate Bond Index
(no deduction for fees or expenses)	0.55%	3.11%

The Barclays U.S. Aggregate Bond Index and the S&P 500 Index are broad measures of market performance. Securities in the fund do not match those in the indexes and the performance of the fund will differ.

Your fund’s management

Investment advisor

Putnam Investment Management, LLC

Portfolio managers

James Fetch, Co-Head of Global Asset Allocation, portfolio manager of the fund since 2011

Robert Kea, Co-Head of Global Asset Allocation, portfolio manager of the fund since 2011

Robert Schoen, Co-Head of Global Asset Allocation, portfolio manager of the fund since 2011

Jason Vaillancourt, Co-Head of Global Asset Allocation, portfolio manager of the fund since 2011

Purchase and sale of fund shares

Fund shares are offered to separate accounts of various insurers. The fund requires no minimum investment, but insurers may require minimum investments from those purchasing variable insurance products for which the fund is an underlying investment option. Insurers may purchase or sell shares on behalf of separate accounts by submitting an order to Putnam Retail Management any day the New York Stock Exchange (NYSE) is open. Some restrictions may apply.

Tax information

Generally, owners of variable insurance contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates and distributions to contract owners younger than 59½ may be subject to a 10% penalty tax. For more information, please see the prospectus (or other offering document) for your variable insurance contract.

Payments to insurance companies

The fund is offered as an underlying investment option for variable insurance contracts. The fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) and dealers for distribution and/or other services. These payments may create an incentive for the insurance company to include the fund, rather than another investment, as an option in its products and may create a conflict of interest for dealers in recommending the fund over another investment. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

Additional information is available at putnam.com/individual/ annuities, by calling 1-800-225-1581, or by e-mailing Putnam at funddocuments@putnam.com.

Summary prospectus of the Trust 3

File No. 811-05346	VTBP110 300457 4/16